UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2004

Regal-Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

(608) 364-8800
(Registrant’s telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets
SIGNATURES
Exhibit Index to Current Report on Form 8-K
Consent of KPMG, LLP
Consolidated Statement

Item 2.01 Acquisition or Disposition of Assets

     As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2005, on December 31, 2004, REGAL-BELOIT Corporation (the “Company”) acquired from several subsidiaries of General Electric Company (“GE”) selected assets and assumed certain liabilities of GE’s Heating, Ventilation and Air Conditioning/Refrigeration (HVAC) motors and capacitors businesses, pursuant to a Purchase Agreement, dated as of November 14, 2004, as amended on December 31, 2004, between the Company and GE (the “Purchase Agreement”). As consideration for the acquisition, the Company paid to GE at closing approximately $400 million, consisting of $270 million in cash and the issuance of 4,559,048 shares of the Company’s common stock (and associated common share purchase rights). The purchase price is subject to a post-closing adjustment based on the net working capital at December 31, 2004 as set forth in the Purchase Agreement.

     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on January 6, 2005 to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information and to amend Item 9.01(c).

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

     The following financial statements of GE Commercial HVAC Motors and Capacitors are attached hereto as Exhibit 99.2 and such financial statements are incorporated herein by reference.

Consolidated Financial Statements December 31, 2004, 2003 and 2002:

1.	Independent Auditors’ Report.

2.	Consolidated Balance Sheets as of December 31, 2004 and 2003.

3.	Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002.

4.	Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002.

5.	Notes to Consolidated Financial Statements for the Years Ended December 31, 2004, 2003 and 2002.

Interim Statements for September 30, 2004 and 2003 (Unaudited):

6.	Consolidated Balance Sheets

7.	Consolidated Statements of Operations

8.	Consolidated Statements of Cash Flows

9.	Notes to Consolidated Financial Statements

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(b) Pro-forma Financial Information

     The pro forma financial information filed with this Amendment No. 1 to Current Report on Form 8-K is unaudited and is not necessarily indicative of the results which would have occurred if the acquisition by the Company of GE’s HVAC motors and capacitors businesses had been consummated at the time specified in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for any future periods.

     The following pro-forma financial information is provided on the schedules attached hereto as Exhibit 99.2 and such pro-forma financial information is incorporated herein by reference:

Schedule I	REGAL-BELOIT Corporation and GE HVAC Motors and Capacitors Pro-forma Combined Condensed Balance Sheets (Unaudited) as of September 28, 2004.

Schedule II	REGAL-BELOIT Corporation and GE HVAC Motors and Capacitors Pro-forma Combined Statements of Income (Unaudited) for the year ended December 31, 2003, with related Notes.

Schedule III	REGAL-BELOIT Corporation and GE HVAC Motors and Capacitors Pro-forma Combined Statements of Income (Unaudited) for the nine months ended September 28, 2004, with related Notes.

(c) Exhibits. The following exhibits are being filed herewith:

(2.1)	Purchase Agreement, dated November 14, 2004, between REGAL-BELOIT Corporation and General Electric Company.

(2.2)	Amendment to Purchase Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and General Electric Company.

(4.1)	Shareholder Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and General Electric Company.

(4.2)	Third Amendment to Rights Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and EquiServe Trust Company, N.A. (as successor Rights Agent). [Incorporated by reference to Exhibit 4.4 to REGAL-BELOIT Corporation’s Report on Form 8-A/A filed on January 5, 2005.]

(23.1)	Consent of KPMG, LLP.

(99.1)	News Release of REGAL-BELOIT Corporation, dated January 3, 2005.

(99.2)	Consolidated Financial Statements of GE HVAC Motors and Capacitors and Pro-forma Financial Information for REGAL-BELOIT Corporation and GE HVAC Motors and Capacitors.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION
Date: February 14, 2005	By:	/s/David A. Barta
David A. Barta
Vice President and Chief Financial Officer

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REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit Number

(2.1)	Purchase Agreement, dated November 14, 2004, between REGAL-BELOIT Corporation and General Electric Company.*

(2.2)	Amendment to Purchase Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and General Electric Company.*

(4.1)	Shareholder Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and General Electric Company.*

(4.2)	Third Amendment to Rights Agreement, dated December 31, 2004, between REGAL-BELOIT Corporation and EquiServe Trust Company, N.A. (as successor Rights Agent). [Incorporated by reference to Exhibit 4.4 to REGAL-BELOIT Corporation’s Report on Form 8-A/A filed on January 5, 2005.]*

(23.1)	Consent of KPMG, LLP.

(99.1)	News Release of REGAL-BELOIT Corporation, dated January 3, 2005.*

(99.2)	Consolidated Financial Statements of GE HVAC Motors and Capacitors and Pro-forma Financial Information for REGAL-BELOIT Corporation and GE HVAC Motors and Capacitors.

*	Previously filed with Current Report on Form 8-K.

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